Exhibit 10.1

FIRST AMENDMENT TO

SENIOR SECURED CREDIT AGREEMENT

Dated as of September 22, 2005

Among

UNIVERSAL COMPRESSION, INC.,
as Co-US Borrower and Guarantor,

UNIVERSAL COMPRESSION HOLDINGS, INC.,
as Co-US Borrower and Guarantor,

UC CANADIAN PARTNERSHIP HOLDINGS COMPANY,
as Canadian Borrower,

WACHOVIA BANK, NATIONAL ASSOCIATION,
as US Administrative Agent,

CONGRESS FINANCIAL CORPORATION (CANADA),
as Canadian Administrative Agent,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

DEUTSCHE BANK SECURITIES INC., THE BANK OF NOVA SCOTIA AND
THE ROYAL BANK OF SCOTLAND PLC
as Co-Documentation Agents

AND

THE LENDERS PARTY HERETO

Arranged by:

WACHOVIA CAPITAL MARKETS, LLC
as Sole Lead Arranger and Sole Book Runner

$75,000,000 Senior Secured Additional Term B Loan

EXECUTION COPY

THIS FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT dated as of September 22, 2005 (this “First Amendment”), is among:  UNIVERSAL COMPRESSION, INC., a corporation formed under the laws of the State of Texas (a “US Borrower” and sometimes referred to herein as “UCI”, and in its capacity as guarantor of the Canadian Tranche Loans, a “Guarantor”); UNIVERSAL COMPRESSION HOLDINGS, INC., a corporation formed under the laws of the State of Delaware (a “US Borrower” and sometimes referred to herein as “Holdings”, and in its capacity as guarantor of the Canadian Tranche Loans, a “Guarantor”, together with UCI, the “US Borrowers”); UC CANADIAN PARTNERSHIP HOLDINGS COMPANY, a Nova Scotia ULC (the “Canadian Borrower”); WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as US administrative agent for the Lenders (herein, together with its successors in such capacity, the “US Administrative Agent”); CONGRESS FINANCIAL CORPORATION (CANADA), individually and as Canadian administrative agent for the Lenders (herein, together with its successors in such capacity, the “Canadian Administrative Agent”); WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Securities” and its successor in such capacity, the “Sole Lead Arranger” and “Sole Book Runner”); and the lenders party to the Credit Agreement defined below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Appendix I, the “Authorization”).  Capitalized terms used and not otherwise defined herein are used as defined in the Credit Agreement (as defined below).

R E C I T A L S

A.            On January 14, 2005, the Borrowers, the Administrative Agents, and the Lenders entered into that certain Senior Secured Credit Agreement (as amended, modified or restated from time to time, the “Credit Agreement”).

B.            The Borrowers have requested that the Administrative Agents and the Majority Lenders amend certain provisions of the Credit Agreement to, among other things, transfer $75,000,000 of the Aggregate Revolving Commitments under the Revolving Credit Facility to the Term Loan B Facility.

C.            Subject to satisfaction of the conditions set forth herein, the Administrative Agents and the Majority Lenders are willing to amend the Credit Agreement and to such other actions as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE 1
Amendments to the Credit Agreement

1.1           The definitions of “Additional Term Loan Funding Date”, “Additional Term Loan Lender”, “Additional Term Loans”, “CI Lender”, “Commitment Increase”, “Commitment Increase Effective Date”, “Joinder Agreement”, “New Funds Amount”, “Notice of Commitment Increase”, “Reducing Percentage Lender” and “Reduction Amount” are hereby added in alphabetical order to Section 1.02 of the Credit Agreement to read as follows:

“‘Additional Term Loan Funding Date’ shall mean October 3, 2005.”

“‘Additional Term Loan Lender’ shall mean any Lender with an outstanding Additional Term Loan.”

“‘Additional Term Loans’ shall have the meaning assigned such term in Section 2.01(a)(v).”

“‘CI Lender’ shall have the meaning assigned such term in Section 2.03(f)(i).”

“‘Commitment Increase’ shall have the meaning assigned such term in Section 2.03(f)(i).”

“‘Commitment Increase Effective Date’ shall have the meaning assigned such term in Section 2.03(f)(ii).”

“‘Joinder Agreement’ shall have the meaning assigned such term in Section 2.03(f)(i).”

“‘New Funds Amount’ shall have the meaning assigned such term in Section 2.03(f)(iv).”

“‘Notice of Commitment Increase’ shall have the meaning assigned such term in Section 2.03(f)(ii).”

“‘Reducing Percentage Lender’ shall have the meaning assigned such term in Section 2.03(f)(iv).”

“‘Reduction Amount’ shall have the meaning assigned such term in Section 2.03(f)(iv).”

1.2           The last sentence of the definition of “Aggregate Revolving Commitments” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“As of the Additional Term Loan Funding Date, the Aggregate Revolving Commitments are $175,000,000.”

1.3           The definition of “Aggregate US Tranche Commitments” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“‘Aggregate US Tranche Commitments’ at any time shall equal the sum of the US Tranche Commitments of all US Tranche Revolving Lenders, as the same may be reduced pursuant to Sections 2.03(b) and (c) or increased pursuant to Section 2.03(f).  As of the Additional Term Loan Funding Date, the Aggregate US Tranche Commitments are $150,000,000.”

1.4           Subsection (a) of the definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“In respect of the Term Loan B Facility, a percentage per annum equal to 1.50% for US Dollar LIBOR Loans and 0.50% for US Dollar Base Rate Loans.”

1.5           The definition of “Term Loan” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“‘Terms Loan’ shall mean each senior secured amortizing term loan made pursuant to Section 2.01(a)(v).”

1.6           The definition of “Term Loan Lender” in Section 1.02 of the Credit Agreement is hereby amended by deleting the second sentence it in its entirety.

1.7           The definition of “Term Loan Percentages” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“‘Terms Loan Percentages’ shall mean with respect to any Term Loan Lender, a fraction (expressed as a percentage, carried out to the sixth decimal place), the numerator of which is such Term Loan Lender’s outstanding Term Loans, and the denominator of which is the total outstanding Term Loans of all Term Loan Lenders.”

1.8           The definition of “US Lender” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“‘US Lender’ shall mean a Lender who is either a US Tranche Revolving Lender or a Term Loan Lender.”

1.9           Section 2.01(a)(v) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Each Term Loan Lender severally agrees, subject to the terms and conditions set forth herein, to make a senior secured amortizing term loan to the US Borrowers on the Term Loan Funding Date in the principal amount of such Term Loan Lender’s Term Commitment.  Each Additional Term Loan Lender severally agrees, subject to the terms and conditions set forth herein, to make a senior secured amortizing term loan to the US Borrowers on the Additional Term Loan Funding Date in the aggregate principal amount of $75,000,000.00 (collectively, the “Additional Term Loans”).  Once repaid or prepaid, Term Loans may not be reborrowed.”

1.10         Section 2.03 of the Credit Agreement is hereby amended by adding the following new subsection (f):

“(f)          Commitment Increase.

(i)            Subject to the terms and conditions set forth herein, the US Borrowers shall have the right, without the consent of the Lenders but with the prior approval of the US Administrative Agent, to cause from time to time an increase in the Aggregate US Tranche Commitments of the US Tranche Revolving Lenders (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that is not already a Lender hereunder and that is reasonably satisfactory to the US Administrative Agent or by allowing one or more existing US Tranche Revolving Lenders to increase their respective US Tranche Commitments (each a “CI Lender”); provided, however that (A) no Event of Default shall have occurred which is continuing, (B) the Principal Amount outstanding on the date of such increase of all Term Loans shall not exceed $399,000,000, (C) the amount of such Commitment Increase shall be a multiple of $25,000,000, (D) no such Commitment Increase shall cause the Aggregate Revolving Commitments under this Agreement to exceed $250,000,000, (E) each CI Lender shall execute a joinder agreement (a “Joinder Agreement”) in the form of Exhibit H attached hereto, (F) no US Tranche Revolving Lender’s US Tranche Commitment shall be increased without such Lender’s prior written consent and (G) if, on the effective date of such increase, any US Tranche Loans have been funded, then the US Borrowers shall be obligated to pay any breakage fees or costs in connection with the reallocation of such outstanding Revolving Loans.

(ii)           Any Commitment Increase shall be requested by written notice from the US Borrowers to the US Administrative Agent (a “Notice of Commitment Increase”) in the form of Exhibit I attached hereto and shall be subject to the approval of the US Administrative Agent, such consent to not be unreasonably withheld.  Each such Notice of Commitment Increase shall specify (A) the proposed effective date of such Commitment Increase, which date shall be no earlier than five (5) Business Days after receipt by the US Administrative Agent of such Notice of Commitment Increase, (B) the amount of the requested Commitment Increase (provided that after giving effect to such requested Commitment Increase, the aggregate amount of the Commitments does not exceed the amount set forth in subsection (i)(D) above), (C) the identity of each CI Lender hereunder, and (D) the amount of the respective US Tranche Commitment of the then existing US Tranche Revolving Lenders and the CI Lenders from and after the Commitment Increase Effective Date (as defined below).  The US Administrative Agent shall review each Notice of Commitment Increase and shall notify the US Borrowers whether or not the US Administrative Agent consents to the proposed Commitment Increase.  If the US Administrative Agent consents to such Commitment Increase (such consent not to be unreasonably withheld), the US Administrative Agent shall execute a counterpart of the Notice of Commitment Increase and such Commitment Increase shall be effective on the proposed effective date set forth in the Notice of Commitment Increase (if the Administrative Agent consented to such Commitment Increase prior to such proposed date) or on another date agreed to by the US Administrative Agent and the US Borrowers (such date referred to as the “Commitment Increase Effective Date”).

(iii)          On each Commitment Increase Effective Date, to the extent that there are US Tranche Loans outstanding as of such date, (A) each CI Lender shall, by wire transfer of immediately available funds, deliver to the US Administrative Agent such CI Lender’s New Funds Amount, which amount, for each such CI Lender, shall constitute the

US Tranche Loans made by such CI Lender to the US Borrowers pursuant to this Agreement on such Commitment Increase Effective Date, (B) the US Administrative Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Percentage Lender its Reduction Amount, which amount, for each such Reducing Percentage Lender, shall constitute a prepayment by the US Borrowers pursuant to Section 2.07, ratably in accordance with the respective principal amounts thereof, of the principal amounts of all then outstanding US Tranche Loans of such Reducing Percentage Lender, and (C) the US Borrowers shall be responsible to pay to each US Tranche Revolving Lender any breakage fees or costs in connection with the reallocation of any outstanding US Tranche Loans.

(iv)          For purposes of this Section 2.03(f) and Exhibit I, the following defined terms shall have the following meanings:  (A) ”New Funds Amount” means the amount equal to the product of (y) the difference of a CI Lender’s US Tranche Commitment after giving effect to the Commitment Increase minus such CI Lender’s US Tranche Commitment immediately prior to giving effect to the Commitment Increase, if any, represented as a percentage of the Aggregate US Tranche Commitments, times (z) the aggregate principal amount of the outstanding US Tranche Loans immediately prior to giving effect to the Commitment Increase, if any, as of a Commitment Increase Effective Date (without regard to any increase in the aggregate principal amount of US Tranche Loans as a result of borrowings made after giving effect to the Commitment Increase on such Commitment Increase Effective Date); (B) ”Reducing Percentage Lender” means each then existing US Tranche Revolving Lender immediately prior to giving effect to the Commitment Increase that does not increase its respective US Tranche Commitment as a result of the Commitment Increase and whose relative percentage of the Aggregate US Tranche Commitments shall be reduced after giving effect to such Commitment Increase; and (C) ”Reduction Amount” means the amount by which a Reducing Percentage Lender’s outstanding US Tranche Loans decrease as of a Commitment Increase Effective Date (without regard to the effect of any borrowings made on such Commitment Increase Effective Date after giving effect to the Commitment Increase).

(v)           Each Commitment Increase shall become effective on its Commitment Increase Effective Date and upon such effectiveness (A) the US Administrative Agent shall record in the Register each then CI Lender’s information as provided in the Notice of Commitment Increase, (B) Annex I shall be amended and restated to set forth all US Tranche Revolving Lenders (including any CI Lenders) that will be Lenders hereunder after giving effect to such Commitment Increase (which amended and restated Annex I shall be set forth in Annex I to the applicable Notice of Commitment Increase) and the US Administrative Agent shall distribute to each US Tranche Revolving Lender (including each CI Lender) and the Canadian Administrative Agent a copy of such amended and restated Annex I, and (C) each CI Lender identified on the Notice of Commitment Increase for such Commitment Increase shall be a “US Tranche Revolving Lender” for all purposes under this Agreement.

1.11         Section 3.01(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“The US Borrowers shall pay to the US Administrative Agent, for the account of each Applicable Lender, the Term Loans in consecutive quarterly installments on or before each Quarterly Date, as set forth below ($1,000,000.00 was paid on June 30, 2005):

Payment Date	Principal Installment
September 30, 2005	$1,000,000.00
December 31, 2005	$1,187,500.00
March 31, 2006	$1,187,500.00
June 30, 2006	$1,187,500.00
September 30, 2006	$1,187,500.00
December 31, 2006	$1,187,500.00
March 31, 2007	$1,187,500.00
June 30, 2007	$1,187,500.00
September 30, 2007	$1,187,500.00
December 31, 2007	$1,187,500.00
March 31, 2008	$1,187,500.00
June 30, 2008	$1,187,500.00
September 30, 2008	$1,187,500.00
December 31, 2008	$1,187,500.00
March 31, 2009	$1,187,500.00
June 30, 2009	$1,187,500.00
September 30, 2009	$1,187,500.00
December 31, 2009	$1,187,500.00
March 31, 2010	$1,187,500.00
June 30, 2010	$1,187,500.00
September 30, 2010	$1,187,500.00
December 31, 2010	$1,187,500.00
March 31, 2011	$1,187,500.00
June 30, 2011	$111,718,750.00
September 30, 2011	$111,718,750.00
December 31, 2011	$111,718,750.00
Term Loan Maturity Date	$111,718,750.00
Total	$474,000,000.00

; provided that upon any partial prepayment pursuant to Section 2.07, such prepayment shall be applied inversely to the remaining installments in accordance with Section 2.07.

If not sooner paid, the US Borrowers promise to repay in full the Term Loans on the Term Loan Maturity Date.”

1.12         Section 7.07(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“The US Borrowers will use the proceeds of the Term Loans for (a) the repayment of the Term Loan B Existing Indebtedness and (b) for general corporate purposes not in contravention of any Governmental Requirement or of any Loan Document.”

1.13         Section 9.01(h) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“The US Borrowers, within ten (10) Business Days of any deemed delivery of any annual report or quarterly report pursuant to paragraph (a) above, will furnish to the US Administrative Agent (i) a certificate substantially in the form of Exhibit C-2 executed by a Responsible Officer of one of the US Borrowers (A) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail) and (B) setting forth in reasonable detail the computations necessary to determine whether the US Borrowers are in compliance with Section 10.13(a), (b) and (c) as of the end of the respective fiscal quarter or fiscal year; and (ii) a report, in form and substance satisfactory to the US Administrative Agent, setting forth as of such Quarterly Date a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of it, each of its Subsidiaries or pursuant to the ABS Facility, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counter party to each such agreement.”

1.14         Section 10.01(f) of the Credit Agreement is hereby amended by replacing “$125,000,000” with “$200,000,000”.

1.15         Section 10.04(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Holdings may purchase common stock of Holdings held by any stockholder or stockholders not to exceed $100,000,000 in the aggregate during the term of this Agreement (not including any purchases permitted by Section 10.04(b)) if the Total Leverage Ratio is less than 4.0 to 1.0 for the most recent Testing Period at the time of such purchase.”

1.16         Section 10.13(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“The US Borrowers will not permit the ratio of (i) the Market Value of Compression Collateral to (ii) Aggregate Credit Exposure to be less than 1.15 to 1.0 at any time.  As used herein, “Market Value” of the Compression Collateral shall be determined by the most recent Appraisal or update as required in Section 9.11; provided, however, in the period between the effective date of Appraisals or updates, “Market Value” will also include the cost of any newly added Compression Collateral during such period and will not include the Market Value of any Property that is not Compression Collateral.”

1.17         Annex I of the Credit Agreement is hereby deleted in its entirety and is replaced by Annex I attached to this First Amendment.

1.18         Exhibit H attached to this First Amendment is hereby added to the Credit Agreement as Exhibit H thereto.

1.19         Exhibit I attached to this First Amendment is hereby added to the Credit Agreement as Exhibit I thereto.

ARTICLE 2
Conditions Precedent

2.1           Conditions Precedent.  This First Amendment shall be subject to the satisfaction of the following conditions precedent or concurrent, and after giving effect to this First Amendment:

(a)           the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited to an earlier date;

(b)           no Default shall have occurred and be continuing;

(c)           no Material Adverse Effect shall have occurred and be continuing;

(d)           a certificate of the Secretary or an Assistant Secretary (or the equivalent) of each Borrower and each Pledgor party to the Ratification and Affirmation of Pledgors attached hereto shall have been delivered to the US Administrative Agent setting forth (i) resolutions of its board of directors (or the equivalent) with respect to the authorization of it to execute and deliver this First Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) its officers (or the equivalent) (A) who are authorized to sign this First Amendment and the other Loan Documents to which it is a party and (B) who will, until replaced by another officer or officers (or the equivalent) duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this First Amendment and the transactions contemplated hereby;

(e)           a compliance certificate shall have been delivered to the US Administrative Agent, in form and substance satisfactory to the US Administrative Agent, duly and properly executed by a Responsible Officer of each US Borrower and dated as of the date hereof;

(f)            the Borrowers shall have delivered to the US Administrative Agent an executed original copy of this First Amendment in form and substance satisfactory to the US Administrative Agent;

(g)           the US Administrative Agent shall have received counterparts hereof duly executed by the Borrowers and the Majority Lenders and the Additional Term Lenders;

(h)           Notes duly completed and executed shall have been delivered to the US Administrative Agent, if requested;

(i)            an opinion of Gardere Wynne Sewell LLP, counsel to the US Borrowers and the Subsidiaries party to a Loan Document, shall have been delivered to the US Administrative Agent in form and substance satisfactory to the US Administrative Agent, as to such matters incident to the transactions herein contemplated and as the US Administrative Agent may reasonably request; and

(j)            all costs, fees, expenses (including, without limitation, reasonable legal fees and expenses and recording taxes and fees) and other compensation contemplated by this First Amendment and the other Loan Documents, and for which statements or invoices have been submitted to the US Borrowers shall have been paid.

ARTICLE 3
Miscellaneous

3.1           Credit Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this First Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agents or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This First Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agents and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise.  All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby.  This First Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement and/or other Loan Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this First Amendment, as though such terms and conditions were set forth herein.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this First Amendment.

3.2           Representations.  Each Borrower hereby represents and warrants to each Lender that:

(a)           each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

(b)           The execution, delivery and performance by each Borrower of this First Amendment have been duly authorized by each Borrower;

(c)           This First Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms.

(d)           The execution, delivery and performance by each Borrower of this First Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of each Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this First Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (A) the recording and filing of the Security Instruments as required by this First Amendment of the Credit Agreement and (B) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or the organizational documents of any Borrower or any Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by any Borrower or such Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of any Borrower or any Property (other than the Liens created by this First Amendment or the Loan Documents).

3.3           Counterparts.  This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

3.4          NO ORAL AGREEMENTS.  THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF.  THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

3.5          GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures begin on the following page]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

US BORROWER AND GUARANTOR:	UNIVERSAL COMPRESSION, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer
Address for Notices:
4444 Brittmoore Road
Houston, Texas 77041

Attention: President

Copy to: General Counsel

Copy to:

Carol M. Burke
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, Texas 77002
Telecopier No.: (713) 276-6561
Telephone No.: (713) 276-5561

Signature Page to First Amendment to Senior Secured Credit Agreement

US BORROWER AND GUARANTOR:	UNIVERSAL COMPRESSION HOLDINGS, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer
Address for Notices:
4444 Brittmoore Road
Houston, Texas 77041

Attention: President

Copy to: General Counsel

Copy to:

Carol M. Burke
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, Texas 77002
Telecopier No.: (713) 276-6561
Telephone No.: (713) 276-5561

CANADIAN BORROWER:	UC CANADIAN PARTNERSHIP HOLDINGS COMPANY

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer
Address for Notices:
1959 Upper Water Street
Suite 1100
Halifax, Nova Scotia B3J3E5

Attention: Chief Financial Officer

Copy to: General Counsel

Copy to:

Carol M. Burke
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, Texas 77002
Telecopier No.: (713) 276-6561
Telephone No.: (713) 276-5561

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL
ASSOCIATION, in its capacity as US Administrative Agent and in its capacity as a Lender, on behalf of itself and the other Lenders pursuant to the Authorization

	By:	/s/ Shawn Young
	Name:	Shawn Young
	Title:	Vice President

Lending Office for US Dollar Base Rate Loans and LIBOR Loans:

301 South College Street
23rd Floor NC 0680
Charlotte, North Carolina 28288
Telecopier No.: (704) 383-0288

Address for Notices:

301 South College Street
23rd Floor NC 0680
Charlotte, North Carolina 28288
Attention: Syndication Agency Services
Telecopier No.: (704) 383-0288

With copy to:

Wachovia Capital Markets, LLC
1001 Fannin, Suite 2255
Houston, Texas 77002
Attention: David Humphreys
Telecopier No.: 713-605-6354

Ratification and Affirmation of Pledgors

Each of the undersigned Pledgors hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under that certain Pledge and Security Agreement dated as of January 14, 2005, as amended, to which it is a party, (c) acknowledges, renews and extends its continued liability under said Pledge and Security Agreement and agrees that said Pledge and Security Agreement remains in full force and effect notwithstanding the matters contained herein, and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

PLEDGORS:	UNIVERAL COMPRESSION INTERNATIONAL, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

UNIVERSAL COMPRESSION CANADIAN HOLDINGS, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

ENTERRA COMPRESSION INVESTMENT COMPANY

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

UNIVERSAL COMPRESSION SERVICES, LLC

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

RATIFICATION Page to First Amendment to Senior Secured Credit Agreement

ANNEX I
US TRANCHE COMMITMENTS
AND PERCENTAGE SHARE

US Tranche Revolving Lender	US Tranche Commitment Amount (in $)	US Tranche Percentage

Wachovia Bank, National Association	12,908,602.15	8.605735%
JPMorgan Chase Bank, N.A.	12,908,602.15	8.605735%
Deutsche Bank Trust Company Americas	12,695,340.50	8.463560%
The Bank of Nova Scotia	10,964,157.71	7.309438%
The Royal Bank of Scotland plc	12,666,666.67	8.444444%
Bank of America, N.A.	10,387,096.77	6.924731%
Comerica Bank	9,810,035.84	6.540024%
Union Bank of California, N.A.	9,810,035.84	6.540024%
Wells Fargo Bank, NA	11,333,333.33	7.555556%
BNP Paribas	6,924,731.18	4.616487%
SunTrust Bank	8,000,000.02	5.333333%
National City Bank	6,924,731.18	4.616487%
Natexis Banques Populares	6,666,666.67	4.444444%
Guaranty Bank	6,000,000.00	4.000000%
Allied Irish Banks, p.l.c.	6,000,000.00	4.000000%
Amegy	6,000,000.00	4.000000%
TOTAL	$150,000,000.00	100.000000%

* US Tranche Percentages have been rounded to nearest 6th decimal point.

ANNEX I TO FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT

EXHIBIT H
FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) is dated as of                                 ,       (the “Effective Date”) and is entered into by and between [Insert name of Lender] (the “Lender”) and Wachovia Bank, National Association (the “US Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Senior Secured Credit Agreement dated as of January 14, 2005, among Universal Compression, Inc. and Universal Compression Holdings, Inc., as the US Borrowers, UC Canadian Partnership Holdings Company, a Nova Scotia ULC, as the Canadian Borrower, the US Administrative Agent, Congress Financial Corporation (Canada), as the Canadian Administrative Agent and the Lenders which are or become parties thereto (as the same may be amended or supplemented from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Lender.

The Lender represents and warrants as follows:

(a)           it has all requisite power and authority, and has taken all action necessary to execute and deliver this Joinder and to fulfill its obligations under, and consummate the transactions contemplated by, this Joinder;

(b)           the execution, delivery and compliance with the terms hereof by Lender and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

(c)           this Joinder has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Lender, enforceable against it in accordance with its terms;

(d)           all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Joinder have been obtained;

(e)           the Lender is not a competitor of Holdings or any of its Subsidiaries;

(f)            the Lender has fully reviewed the terms of the Credit Agreement and the other Security Instruments and has independently and without reliance upon the Assignor, and based on such information as the Lender has deemed appropriate, made its own credit analysis and decision to enter into this Joinder; and

(g)           the Lender hereby affirms that the representations contained in Section 4.06(d)[(i)] [(vi)] of the Credit Agreement are true and accurate as to it [IF (i) IS SELECTED ADD:  and, the Lender has contemporaneously herewith delivered to the US Administrative Agent and the US Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06 of the Credit Agreement].

This Joinder shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Joinder may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Joinder by telecopy shall be effective as delivery of a manually executed counterpart of this

eXHIBIT h to First Amendment to Senior Secured Credit Agreement

Joinder.  This Joinder shall be governed by, and construed in accordance with, the law of the State of Texas.

LENDER

[NAME OF LENDER]

By:
Name:
Title:

US ADMINISTRATIVE AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Approved and Consented to by:

UNIVERSAL COMPRESSION, INC.

By:
Name:
Title:

UNIVERSAL COMPRESSION HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT I
FORM OF NOTICE OF COMMITMENT INCREASE

[Date]

Wachovia Bank, National Association

301 South College Street

23rd Floor NC 0680

Charlotte, NC 28288

Attention:  Syndication Agency Services

Ladies and Gentlemen:

The undersigned, Universal Compression, Inc. and Universal Compression Holdings, Inc. (the “US Borrowers”), refer to the Senior Secured Credit Agreement dated as of January 14, 2005, among the US Borrowers, UC Canadian Partnership Holdings Company, a Nova Scotia ULC, as the Canadian Borrower, the US Administrative Agent, Congress Financial Corporation (Canada), as the Canadian Administrative Agent and the Lenders which are or become parties thereto (as the same may be amended or supplemented from time to time, the “Credit Agreement”, with terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined).  The US Borrowers hereby notify you, pursuant to Section 2.03(f)(ii) of the Credit Agreement, that the US Borrowers hereby request that the Aggregate US Tranche Commitments under the Credit Agreement be increased and the CI Lenders agree to provide US Tranche Commitments under the Credit Agreement, and in that connection sets forth below the information relating to such proposed Commitment Increase as required by Section 2.03(f)(ii) of the Credit Agreement:

(a)           the effective date of such increase of aggregate amount of the Lenders’ Aggregate US Tranche Commitments is                             ;

(b)           the amount of the requested increase of the Aggregate US Tranche Commitments is $                                ;

(c)           the CI Lenders that have agreed with the Borrowers to provide or increase their respective US Tranche Commitments, are                                                                   [INSERT NAMES OF THE CI LENDERS]; and

(d)           set forth on Annex I attached hereto is the amount of the respective US Tranche Commitments of all Reducing Percentage Lenders and all CI Lenders as of effective date of such Commitment Increase, and such Annex I shall amend and replace Annex I to the Credit Agreement.

Delivery of an executed counterpart of this Notice of Commitment Increase by telecopier shall be effective as delivery of an original executed counterpart of this Notice of Commitment Increase.

eXHIBIT I to First Amendment to Senior Secured Credit Agreement

Very truly yours,

UNIVERSAL COMPRESSION, INC.

By:
Name:
Title:

UNIVERSAL COMPRESSION HOLDINGS, INC.

By:
Name:
Title:

Approved and Consented to by:

WACHOVIA BANK, NATIONAL ASSOCIATION, as US Administrative Agent

By:
Name:
Title:

ANNEX I

US TRANCHE COMMITMENTS

AND PERCENTAGE SHARE

[Attach updated Annex I]

APPENDIX I

FORM OF

AUTHORIZATION

                         , 2005

Wachovia Bank, National Association,

as Administrative Agent

Charlotte Plaza, CP-8

201 South College Street

Charlotte, North Carolina 28288-0608

Attention:  Syndication Agency Services

Re:          First Amendment to Senior Secured Credit Agreement dated as of September 22, 2005 (the “Amendment”) to that certain Senior Secured Credit Agreement dated as of January 14, 2005 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) by and among Universal Compression, Inc. and Universal Compression Holdings, Inc., as the US Borrowers, UC Canadian Partnership Holdings Company, a Nova Scotia ULC, as the Canadian Borrower, Wachovia Bank, National Association, as the US Administrative Agent, Congress Financial Corporation (Canada), as the Canadian Administrative Agent and the Lenders which are or become parties thereto.

This letter acknowledges our receipt and review of the Amendment in the form posted to SyndTrak Online.  By executing this letter, we hereby approve the Amendment and authorize the US Administrative Agent to execute and deliver the Amendment on our behalf.

Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

[Insert name of applicable financial institution]

By:
Name:
Title:

aPPENDIX I to First Amendment to Senior Secured Credit Agreement